                                                                    Exhibit 5(b)
                                                                    ------------

                                 [CERTIFICATE]

                            TEMPORARY CERTIFICATE:
                     Exchangeable for Definitive Engraved
                      Certificate When Ready for Delivery


   NUMBER                                                                                               SHARES

 COMMON STOCK                 MuniYield California Insured Fund II, Inc.                            CUSIP 62629L 10 4
PAR VALUE $.10            INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND             SEE REVERSE FOR CERTAIN DEFINITIONS
                     This certificate is transferable in Boston, MA or New York, NY


This certifies that






is the owner of



            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
MuniYield California Insured Fund II, Inc., transferable on the books of the Corporation by the holder in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation and of the By-Laws of the Corporation, and of all the amendments from time to time made thereto. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
                      WITNESS the facsimile seal of the Corporation and the
                        facsimile signatures of its duly authorized officers.

[MUNIYIELD CALIFORNIA INSURED FUND II, INC. SEAL]

               Dated:

                                  XXX                      XXX

                              Secretary                President

                         Countersigned and Registered:
                             STATE STREET BANK AND TRUST COMPANY
                                      (Boston, Massachusetts)
                                                          Transfer Agent
                         By                                and Registrar


                                                    Authorized Signature

                  MuniYield California Insured Fund II, Inc.

      A full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the shares of each class and series of stock which the Corporation is authorized to issue and the differences in the relative rights and preferences between the shares of each class and series to the extent that they have been set, and the authority of the Board of Directors to set the relative rights and preferences of subsequent classes and series, will be furnished by the Corporation to any stockholder, without charge, upon request to the Secretary of the Corporation at its principal office.

The following observations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -as tenants in common

TEN ENT  -as tenants by the entireties

JT TEN   -as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT- .......Custodian.......
                   [Cust]          [Minor]
                under Uniform Gifts to Minors

                Act.......................
                          [State]

    Additional abbreviations may also be used though not in the above list.


      For value received,...........hereby sell, assign and transfer unto
    PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
    [                               ].......................................

    ........................................................................
Please Print or Typewrite Name and Address including Postal Zip Code of Assignee

    ........................................................................

    ........................................................................

    ..................................................................Shares
    represented by the within Certificate, and do hereby irrevocably constitute and appoint

    ........................................................................

    ........................................................................
    Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

    Dated: ...............


                                 ...........................................

    NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

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Signatures must be guaranteed by an "eligible guarantor institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934.
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